

Immunic THERAPEUTICS

Immunic Therapeutics

Third Quarter 2021 Financial Results and Corporate Update

NASDAQ: IMUX | November 4, 2021

Cautionary Note Regarding Forward-Looking Statements

→ This presentation contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

→ Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's plans to develop and commercialize its product candidates, including IMU-838, IMU-935 and IMU-856; the timing of initiation of Immunic's planned clinical trials; the potential for IMU-838 and the Company's other product candidates to safely and effectively target and treat the diseases mentioned herein; the impact of future preclinical and clinical data on IMU-838 and the Company's other product candidates; the availability or efficacy of Immunic's potential treatment options that may be supported by trial data discussed herein; expectations regarding potential market size; the timing of the availability of data from Immunic's clinical trials; the timing of any planned investigational new drug application or new drug application; Immunic's plans to research, develop and commercialize its current and future product candidates; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Immunic's competitors and industry; the impact of government laws and regulations; Immunic's ability to protect its intellectual property position; Immunic's listing on The Nasdaq Global Select Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing; the nature, strategy and focus of the company; and the other risks set forth in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the Securities and Exchange Commission.

→ Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law.

Immunic THERAPEUTICS

Agenda: Q3/2021 Financial Results and Corporate Update

Development Pipeline: Multiple Milestones Expected in 2022

Program	Target	Preclinical	Phase 1	Phase 2	Phase 3	Key 2021/22 Milestones
IMU-838	DHODH	Relapsing-Remitting Multiple Sclerosis (RRMS)				▪ Phase 3 RRMS: first-patient-in expected in Q4/2021
		Progressive Multiple Sclerosis (PMS)				
		Ulcerative Colitis (UC)				▪ Phase 2 UC: top-line data expected in Q2/2022
		Crohn's Disease (CD)				
		Primary Sclerosing Cholangitis (PSC)				
IMU-935	RORγt	Psoriasis				▪ Phase 1 healthy volunteers: unblinded SAD/MAD safety data expected in Q4/2021
		Castration-Resistant Prostate Cancer (CRPC)				▪ Phase 1b psoriasis: initial data expected in Q2/2022
		Guillain-Barré Syndrome (GBS)				▪ Phase 1 CRPC: trial expected to start in Q4/2021
IMU-856	Intestinal Barrier Function	Gastrointestinal Diseases				▪ Phase 1 healthy volunteers: unblinded SAD/MAD safety data expected in Q3/2022

■ Completed or ongoing ■ In preparation or planned

01

Third Quarter 2021 and Subsequent Highlights

July: Hosted a Virtual R&D Day to Provide an Update on the Preclinical and Clinical Development of IMU-935



- IMU-935 has been observed to be a potent RORγt inhibitor with an IC_{50} on IL-17A and IL-17F inhibition of ≤ 5 nM
- IMU-935 demonstrated a selective effect of inhibition of Th17 differentiation while maintaining physiological function of thymocyte maturation
- In the SAD part of the ongoing phase 1 trial, IMU-935 demonstrated suitable pharmacokinetic properties
- A clinical phase 1 trial in patients with mCRPC is expected to start in Q4/2021, with Johann de Bono, M.D., Ph.D., as Principal Investigator

July: Completed a USD 45.0 Million Underwritten Public Offering of Common Stock, Extending Cash Runway Into 2023

Offering Summary	▪ Underwritten public offering of 4,500,000 shares of common stock ▪ Public offering price of USD 10 per share
Gross / Net Proceeds	USD 45 million / USD 42.0 million
Use of Proceeds	▪ Continued clinical development of IMU-838, IMU-935 and IMU-856 ▪ Other general corporate purposes
Launch / Pricing / Closing Date	July 14, 2021 / July 15, 2021 / July 19, 2021
Sole Bookrunner	Piper Sandler & Co.
Co-Managers	Ladenburg Thalmann & Co. Inc., Roth Capital Partners, Aegis Capital Corp.

September: Signed an In-License Agreement With the University Medical Center Göttingen, Germany

- Executed an in-license agreement with the University Medical Center Goettingen, Germany
- Covering the combination of DHODH inhibitors and nucleoside analogues to treat viral infections (COVID-19 and Influenza)
- Terms of the agreement not disclosed

Preclinical research has shown that certain DHODH inhibitors, including IMU-838, strongly synergize with selected nucleoside analogues to inhibit SARS-CoV-2 replication *in vitro*

- In an in vitro test system, IMU-838 alone showed an up to 99.9% reduction in viral RNA at concentrations of 5 µM, which is well within the exposure levels seen in prior clinical trials.
- Likewise, N4-hydroxycytidine (NHC), the active metabolite of molnupiravir[1], alone, was associated with an up to 99% reduction in viral RNA at concentrations of 100 nM.
- Compared to single agent activity, the combination of IMU-838 and NHC achieved an extra-ordinary reduction in viral RNA, down to the limit of detection, reducing SARS-CoV-2 RNA by up to seven log units (corresponding to 0.00001% viral RNA remaining).
- This powerful reduction of virus replication *in vitro* was demonstrated across multiple SARS-CoV-2 variants, including alpha, beta and delta, highlighting the independence of this approach to mutant virus forms.

[1] The nucleoside analogue which was most extensively studied in these tests was N4-hydroxycytidine (NHC), the active metabolite of molnupiravir, which is a drug candidate invented at Emory (DRIVE), LLC and licensed by Ridgeback Biotherapeutics, LP in collaboration with Merck & Co., Inc. (Europe: Merck Sharp & Dohme, or MSD) and which is currently in phase 3 development for COVID-19. Although the technology in-licensed by Immunic includes the potential combination of DHODH inhibitors with nucleoside analogues, including molnupiravir, Immunic does not have any rights to molnupiravir itself. As such, Immunic is currently focusing future research on combinations employing nucleoside analogues other than molnupiravir.

Immunic THERAPEUTICS

September: Enrolled the First Patient in the Phase 2 CALLIPER Trial of IMU-838 in Patients with Progressive Multiple Sclerosis



Coordinating Investigator

Robert J. Fox, M.D.
Cleveland Clinic

Included Patient Population: Progressive Forms of MS

- Adult patients aged 18 to 65 years
- PPMS or SPMS diagnosis (Revised McDonald criteria 2017)
- EDSS score at screening between 3.0 to 6.5
- No evidence of relapse in last 24 months before randomization
- Evidence of disability progression

Ongoing Multicenter, Randomized, Double-Blind, Placebo-Controlled Phase 2 Trial*

- Approximately 450 patients in more than 70 sites in North America, Western, Central and Eastern Europe
- Randomization to either 45 mg IMU-838 or placebo once-daily
- Primary endpoint: annualized rate of percent brain volume change up to 120 weeks

Treatment Schedule

- Blinded 120-week main treatment period
- Optional, approximately 8-year, open-label extension period
- Interim analysis of serum neurofilament light chain planned after approximately half of the enrolled patients have completed 24-weeks of treatment

PPMS: primary progressive multiple sclerosis; SPMS: secondary progressive multiple sclerosis; EDSS: Expanded Disability Status Scale
* NCT05054140

Immunic THERAPEUTICS

October: Appointed Patrick Walsh to the Newly Created Role of Chief Business Officer



Mr. Walsh is responsible for business development, including strategic partnering opportunities, and has become part of the executive management team of Immunic.

- Mr. Walsh joined Immunic from Akebia Therapeutics, Inc., where he served as Vice President of Business Development and completed an array of strategic transactions, including multiple partnerships, in-licenses, non-dilutive financings, and a merger. Mr. Walsh was previously in Corporate Development at AVEO Oncology, during which time he worked on all aspects of business development. Earlier in his career, he was a consultant to life science companies with Capgemini SE and was on the healthcare investment banking team at Leerink Partners (now SVB Leerink).
- Mr. Walsh holds both an M.S. in molecular, cellular and developmental biology and an MBA from the University of Michigan and a B.A. in biology and economics from Colby College.

October: Dosed the First Patient With Moderate-to-Severe Psoriasis in Part C of the Ongoing Phase 1 Trial of IMU-935

PART A

Evaluation of single ascending doses (SAD)

—

Healthy volunteers randomized to receive single dose of IMU-935 or placebo

- Dose escalation completed: 100, 200, 300 and 400 mg of IMU-935
- 79 subjects enrolled (still blinded)
- IMU-935 was well-tolerated and showed dose-linear PK

PART B

Evaluation of multiple ascending doses (MAD)

—

Healthy volunteers randomized to receive 14-day treatment of either IMU-935 or placebo

- Experimental phase completed
- 15 subjects enrolled (still blinded)
- IMU-935 was well-tolerated and showed trough levels in the anticipated therapeutically active range

PART C

Evaluation of moderate-to-severe psoriasis patients receiving 28-day treatment of either IMU-935 or placebo

- Approximately 52 patients planned to be enrolled
- Initial human data expected to be available in Q2/2022

PK: pharmacokinetics

Immunic THERAPEUTICS

October: Randomized the Last Patient in the Phase 2 CALDOSE-1 Trial of IMU-838 in Patients With Ulcerative Colitis*



Induction Phase
Maintenance Phase
R
Placebo (n=60)
10 mg IMU-838 QD (n=60)
30 mg IMU-838 QD (n=60)
45 mg IMU-838 QD (n=60)
Patients with symptomatic remission at weeks 10 or 22
R
Placebo (n=60)
10 mg IMU-838 QD
30 mg IMU-838 QD
Optional open-label extension period to obtain long-term safety: up to 9 years
10 weeks
Until UC relapse or termination
Total number of patients randomized: N=263
Final analysis induction phase after 10 weeks
Final analysis maintenance phase after 50 weeks

R: randomization; QD: quaque die = once-daily
* NCT03341962

02

Financial and Operating Results

Condensed Consolidated Statements of Operations

(In thousands, except share and per share amounts, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2021	2020	2021	2020
Operating expenses:				
Research and development	$ 15,480	$ 11,040	$ 42,737	$ 27,461
General and administrative	2,907	2,505	9,957	7,320
4SC Royalty Settlement	—	—	17,250	—
Total operating expenses	18,387	13,545	69,944	34,781
Loss from operations	(18,387)	(13,545)	(69,944)	(34,781)
Other income (expense):				
Interest income	10	20	51	48
Other income (expense), net	(915)	612	(1,867)	1,875
Total other income (expense)	(905)	632	(1,816)	1,923
Net loss	$ (19,292)	$ (12,913)	$ (71,760)	$ (32,858)
Net loss per share, basic and diluted	$ (0.76)	$ (0.70)	$ (3.33)	$ (2.35)
Weighted-average common shares outstanding, basic and diluted	25,320,091	18,405,840	21,559,964	13,966,690

$110.4 million in cash and cash equivalents as of September 30, 2021 expected to fund Immunic into 2023

Immunic THERAPEUTICS

03

Anticipated Clinical Milestones

IMU-838 in Relapsing Multiple Sclerosis



The twin, multicenter, randomized, double-blind, phase 3 ENSURE-1 and ENSURE-2 trials of 30 mg daily IMU-838 or placebo will run concurrently.

Dosing of the first patient is expected in Q4/2021.

Immunic THERAPEUTICS

IMU-838 in Ulcerative Colitis



Top-line data of the induction phase of the phase 2 CALDOSE-1 trial of IMU-838 in patients with moderate-to-severe UC is expected to be available in Q2/2022.

Immunic THERAPEUTICS

IMU-935 Phase 1 Program in Healthy Volunteers and Psoriasis



The experimental phase of the MAD part has recently been completed. Unblinded safety, pharmacodynamic and pharmacokinetic data from the SAD and MAD parts in healthy volunteers is expected to be available in Q4/2021.

Initial human data from the third portion of the phase 1 trial in patients with moderate-to-severe psoriasis is expected to be available in Q2/2022.

Immunic THERAPEUTICS

IMU-935 Phase 1 Trial in CRPC



Principal Investigator

Johann Sebastian de Bono, M.D., Ph.D.

Regius Professor of Cancer Research and Professor in Experimental Cancer Medicine

The Institute of Cancer Research and The Royal Marsden NHS Foundation Trust

London, United Kingdom

An open-label phase 1 dose escalation trial designed to establish a potential recommended phase 2 dose and to assess safety, tolerability, anti-tumor activity, biomarkers and pharmacokinetics of IMU-935 in patients with progressive metastatic CRPC, is expected to commence in Q4/2021.

Immunic THERAPEUTICS

IMU-856 Phase 1 Program



The SAD part of the ongoing phase 1 trial of IMU-856 has been completed. Based on the favorable data available so far, the Ethics Committee in Australia has agreed to proceed to the MAD part and the first cohort is currently being dosed.

Unblinded safety data from the SAD and MAD parts in healthy volunteers is expected to be available in Q3/2022.

Initiation of the third portion of the phase 1 trial in patients with intestinal barrier function associated diseases is expected in H1/2022.

Immunic THERAPEUTICS

04

Q&A Session

05

Summary and Highlights

Summary and Highlights

Advanced and well-balanced pipeline:
Three differentiated products in various phases of clinical development

Oral IL-17 inhibitor IMU-935:
Proof-of-concept data in psoriasis expected in Q2/2022; further development in CRPC and GBS

Excellent phase 2 data in RRMS:
IMU-838 met all statistical endpoints and underlined favorable safety and tolerability profile

Shares outstanding: 26,249,439 (as of October 29, 2021)

Cash and cash equivalents of approx. USD 110.4 million (as of September 30, 2021)

Phase 3 program of IMU-838 in RRMS:
Expected to start in Q4/2021, to be supported by neuroprotective data from phase 2 trial in PMS

Raised net cash of approx. USD 186 million in 2020 and 2021, substantially extending cash runway beyond important inflection points

Thank You!



Jessica Breu

Head of IR & Communications

Phone: +49-89-2080477-09

Email: ir@imux.com

Web: www.imux.com

Immunic, Inc.
1200 Avenue of the Americas
New York City, NY 10036
USA

Immunic AG
Gräfelfing (Munich)
Germany

Immunic Research GmbH
Weinberg Campus
Halle (Saale)
Germany

Immunic Australia Pty. Ltd.
Melbourne
Australia



Immunic THERAPEUTICS